Exhibit 99.2


   Statement Under Oath of Principal Executive Officer and Principal Financial
    Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



I, Allan D. Gilmour, state and attest that:


      (1) To the best of my knowledge, based upon a review of the covered reports of Ford Motor Company, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Ford Motor Company's Audit Committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Commission of Ford Motor Company;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ford Motor Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o     any amendments to any of the foregoing.


                                           Subscribed and sworn to
                                           before me this 12th day of
                                           August 2002.
/s/ Allan D. Gilmour
----------------------------
Allan D. Gilmour
Vice Chairman and
Chief Financial Officer                    /s/ Kristin A. Kubeck
                                           --------------------------
August 12, 2002                            Notary Public
                                           My Commission Expires: July 7, 2006


                                           [Stamp]
                                           Notary Public, Wayne County, Michigan
                                           My Commission Expires July 7, 2006